Exhibit 10.23

                               FIRST AMENDMENT TO
                   SECOND AMENDED & RESTATED CREDIT AGREMENT


          This First Amendment to Second Amended & Restated Credit Agreement is dated as of April 22, 1999 and is by and between Ply Gem Industries, Inc., a Delaware corporation (the "Company"), the Designated Subsidiaries party to the Credit Agreement (as defined below), the Banks party to the Credit Agreement (as defined below) and Fleet National Bank, as the Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

         The parties hereto mutually agrees as follows:

     1. Capitalized terms used herein and not expressly defined herein shall have the respective meanings assigned thereto in that certain Seconded Amended and Restated Credit Agreement dated as of August 26, 1997 and amended and restated as of December 30, 1998, among the Company, said Designated Subsidiaries, said Banks and the Agent (the "Credit Agreement").

     2. The Credit Agreement is hereby amended, effective as of the date hereof, in the following respects:

          (a) The definition of "Material Operating Subsidiaries" is deleted and replaced in its entirety by the following definition:

               ""Material Operating Subsidiaries" shall mean (a) each Designated Subsidiary; (b) any Subsidiary of the Company other than (i) Napco and its Subsidiaries, (ii) Peachtree and its Subsidiaries and (iii) Thermal-Gard and its Subsidiaries, which conducts business operations and is material to the operations of the business of the Company and its Subsidiaries taken as a whole; and (c) each Subsidiary of the Company which the Company designates as a Material Operating Subsidiary."

          (b) The following definitions are added to subsection 1.1 of the Loan Agreement each at the location in subsection 1.1 necessary to place such definition in alphabetical order with the existing definitions therein.

               (i) "Peachtree" shall mean Caradon Doors and Windows, Inc., a Tennessee corporation which is changing its name to Peachtree Doors and Windows Inc. on or about April 26, 1999.

               (ii) "Thermal-Gard"  shall mean  Caradon  Thermal-Gard,  Inc.,  a
                    Pennsylvania corporation which is changing its name to Thermal-Gard, Inc. on or about April 26, 1999.
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          (c)  Subsection  6.7(e)(ii)A)  is deleted and replaced in its entirety by the following language:

               ""(A)$50,000,000  in the aggregate  during any fiscal year of the
                    Company (plus, in the case of the 1999 fiscal year, the amount, if any, by which the Company's investment in Peachtree and Thermal-Gard exceeds $50,000,000)."

          (d) Section 9.2 of the Credit Agreement is amended by deleting the address for the Agent's counsel and replacing same with the following:

               "with a copy to:

                      Hinckley, Allen & Snyder
                      1500 Fleet Center
                      Providence, RI  02903
                      Attn:  Malcolm Farmer III, Esquire
                      Telephone:       (401) 274-2000
                      Telecopy:        (401) 277-9600"

     3. The Credit Agreement, amended as set forth above, is hereby ratified, approved and confirmed and shall remain in full force and effect.

     4. The Company and the Designated Subsidiaries represent and warrant that each of the representations and warranties in Section 3 of the Credit Agreement is accurate and complete as of the date hereof and that no Default or Event of Default exists under any of the Loan Documents. The Company and the Designated Subsidiaries represent and covenant that none of the Company and the Designated Subsidiaries has any claim, defense or setoff to any of its obligations under any of the Loan Documents.

     5. On the date of this First Amendment to Second Amended and Restated Credit Agreement the Company shall pay to the Agent for the pro rata account of the Banks an amendment fee equal to .10% of the Commitment.

     6. This First Amendment to Second Amended and Restated Credit Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     7. Section 9.14 of the Credit Agreement entitled "Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury" is by this reference fully incorporated herein.

     8. This First Amendment to Second Amended and Restated Credit Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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     9.   A set of the  copies of this First  Amendment  to Second  Amended  and
          Restated Credit Agreement signed by all of the parties shall be lodged with the Company and the Agent.

     IN WITNESS WHEREOF each of the parties hereto has caused this First Amendment to Second Amended and Restated Credit Agreement to be duly executed by its duly authorized officer as of the date first set forth above.


                                           BORROWER:

                                           PLY GEM INDUSTRIES, INC.


                                           By: ___________________
                                               Title:


                                           DESIGNATED SUBSIDIARIES:

                                           SNE ENTERPRISES, INC.


                                           By: _________________________
                                               Title:


                                           VARIFORM, INC.


                                           By:___________________________
                                               Title:


                                           GREAT LAKES WINDOW, INC.


                                           By: ___________________________
                                               Title:


                                       3
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                                           AGENT:

                                           FLEET NATIONAL BANK,
                                           as Agent and as a Bank


                                           By: ________________________
                                               Title:


                                           BANKS:

                                           BANK OF MONTREAL


                                           By: __________________________
                                               Title:


                                           EUROPEAN AMERICAN BANK


                                           By: ________________________
                                               Title:


                                           CITIZENS BANK OF RHODE ISLAND


                                           By: __________________________
                                               Title:


                                           SOVEREIGN BANK


                                           By: ___________________________
                                               Title


                                           ERSTE BANK


                                           By: ___________________________
                                               Title:

                                           By: ___________________________
                                               Title:


                                       4
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